Equity Transactions	12 Months Ended
Dec. 31, 2011
Equity Transactions [Abstract]
Equity Transactions
(11) Equity Transactions

Preferred Securities Offerings

As of December 31, 2011, the Company, has the following cumulative preferred securities outstanding:

		Shares	Shares	Liquidation
Description	Issue Date	Authorized	Outstanding	Preference
7.125% Series H	April 2011	8,000,000 shares	2,950,000 shares	$ 73,750
4.875% Series G	July 2006	5,980,000 shares	178,249 shares	$ 4,456

Dividends on the preferred securities are payable quarterly. The holders of the securities have limited voting rights if the required dividends are in arrears.

During the second quarter of 2011, the Company issued 2,950,000 shares of 7.125% Series H Cumulative Redeemable Preferred Stock ("Series H") at a price of $25.00 per share for net proceeds of $71.2 million, net of costs and original issuance discounts.  The Series H has no maturity date and generally may not be called by the Company before April 13, 2016.  Net proceeds from the Series H offering were used to redeem all of the 7.875% Series B Cumulative Redeemable Preferred Units of Essex Portfolio, L.P. ("Series B") with a liquidation value of $80.0 million, which resulted in excess of cash paid of $1.0 million over the carrying value of Series B due to deferred offering costs and original issuance discounts.

Also during the second quarter of 2011, the Company redeemed its 7.8125% Series F Preferred Stock ("Series F") at liquidation value for $25.0 million which resulted in excess of cash paid of $0.9 million over the carrying value of Series F due to deferred offering costs and original issuance discounts.

During the third quarter of 2006, the Company sold 5,980,000 shares of 4.875% Series G Cumulative Convertible Preferred Stock ("Series G Preferred Stock") for gross proceeds of $149.5 million.  Holders may convert Series G Preferred Stock into shares of the Company's common stock subject to certain conditions.  The conversion rate was initially .1830 shares of common stock per the $25 share liquidation preference, which is equivalent to an initial conversion price of approximately $136.62 per share of common stock (the conversion rate will be subject to adjustment upon the occurrence of specified events).  On or after July 31, 2011, the Company may, under certain circumstances, cause some or all of the Series G Preferred Stock to be converted into that number of shares of common stock at the then prevailing conversion rate.  As of December 31, 2011 and 2010, shares of Series G Preferred Stock with an aggregate liquidation value of $4.5 million were outstanding.

Common Stock Offerings

For the year ended December 31, 2011, the Company issued 2.5 million shares of common stock at an average price of $133.29, for $323.9 million, net of fees and commissions.  During 2010 and 2009, the Company issued 2.4 million and 2.7 million shares of common stock for $251.4 million and $198.5 million, net of fees and commissions, respectively.  The Company used the net proceeds from such sales to pay down debt, repurchase preferred stock, fund redevelopment and development pipelines, fund acquisitions, and for general corporate purposes.